SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: July 23, 2001
(Date of earliest event reported)

Commission File No.:  333-48720



                    Wells Fargo Asset Securities Corporation
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       Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                     21703
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Address of principal executive offices                                (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
          ------------

          Attached as an exhibit are Collateral Term Sheet (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Collateral Term Sheet
                                                prepared by UBS Warburg LLC
                                                in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2001-14

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                    CORPORATION


July 23, 2001

                                   By:      /s/ Alan S. McKenney
                                          --------------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------

   (99)                 Collateral Term Sheet                         E
                        prepared by UBS Warburg LLC
                        in connection with Wells Fargo
                        Asset Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2001-14

Exhibit No. 99